Fleet Status Report

February 2024

FOCUSED || VALUE DRIVEN || RESPONSIBLE

VALARIS DS-9

100 YEARS VALARIS

Valaris Limited Fleet Status Report February 15, 2024

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of approximately $1.2 billion, subsequent to issuing its most recent fleet status report on November 1, 2023. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog increased to more than $3.9 billion from approximately $3.2 billion as of November 1, 2023.
Floaters Contract Awards
•1,064-day contract for drillship VALARIS DS-4 with Petrobras offshore Brazil. Based on the firm contract term, the total contract value is approximately $519 million, inclusive of mobilization fees and additional services. The contract is anticipated to commence late in the fourth quarter 2024, following completion of the rig’s current contract with Petrobras, which is expected to finish in September 2024. Upon completion of its current contract, the rig is expected to be out of service for approximately 90 days to complete customer-required capital upgrades prior to commencement of the new contract.
•Two-year contract extension with Anadarko Petroleum Corporation (a wholly owned subsidiary of Occidental) in the U.S. Gulf of Mexico for drillship VALARIS DS-16, commencing in June 2024 in direct continuation of the existing firm program. This extension replaces the one-year priced option which was agreed in July 2021. An additional day rate will be charged when MPD services are provided.
•60-day priced option exercised by Equinor offshore Brazil for drillship VALARIS DS-17. The 60-day option is expected to commence in March 2025 in direct continuation of the existing firm contract. The operating day rate for the priced option period is approximately $447,000 including MPD and additional services.
Jackup Contract Awards
•Three-year contract extension with Harbour Energy in the UK North Sea for heavy duty harsh environment jackup VALARIS 120. The extension period is expected to commence in the third quarter 2025 in direct continuation of the existing firm program.
•A rig contract with TotalEnergies in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS Stavanger. The contract is expected to commence in March 2024 and has an estimated duration of 330 days excluding options. The approximate total contract value is $48 million including minor rig modifications.
•Two one-well priced options exercised by Shell in the UK North Sea for heavy duty harsh environment jackup VALARIS 121. The options are expected to commence in the summer of 2024, in direct continuation of the existing firm program, and have an estimated duration of 406 days. The priced option periods have an estimated total contract value of approximately $55 million.
•One-well contract with Ithaca Energy in the UK North Sea for heavy duty harsh environment jackup VALARIS 123. The contract is expected to commence in April 2024 and has an estimated duration of between 45 and 72 days. The minimum total contract value is $6.3 million.

Jackup Contract Awards
•Two-well contract with Shell in the UK North Sea for heavy duty harsh environment jackup VALARIS 123. The contract is expected to commence in June 2024 and has an estimated duration of 154 days. The estimated total contract value is approximately $21 million.
•One well contract with Eni for heavy duty ultra-harsh environment jackup VALARIS 247. The contract is expected to commence in the third quarter 2024 in direct continuation of the rig’s current program, with another operator, and has a minimum duration of 45 days. The operating day rate is $180,000.
•One-well option exercised by an undisclosed operator offshore Trinidad for heavy duty ultra-harsh environment jackup VALARIS 249. The one-well option will extend the firm term of the contract by a minimum of 35 days. The operating day rate for the option period is $137,500.
•300-day contract with an undisclosed operator offshore Trinidad for heavy duty ultra-harsh environment jackup VALARIS 249. The contract is expected to commence in the fourth quarter 2024 in direct continuation of a program with another operator. The operating day rate is $162,500.
•In conjunction with the above-mentioned contract extension and award for VALARIS 249, a previously disclosed one-well contract with the same operator offshore Australia for VALARIS 107 has been terminated. The terminated contract was expected to commence in the first quarter 2024 with an estimated duration of 60 days. The operating day rate for the terminated contract was $120,000.
Other Fleet Status Updates
•Drillship VALARIS DS-8 commenced a previously disclosed three-year contract with Petrobras offshore Brazil on December 31, 2023. The backlog associated with this contract is not included in the above-mentioned incremental backlog that has been awarded since the Company’s most recent fleet status report.
•Valaris exercised its options and took delivery of newbuild drillships VALARIS DS-13 and DS-14 for an aggregate purchase price of approximately $337 million. The rigs are being mobilized from South Korea to Las Palmas, Spain, where they will be stacked until they are contracted for work.

New Disclosure: bolded text signifies items that have not previously been disclosed

Valaris Limited Fleet Status Report February 15, 2024

Contract Backlog(1) (2) ($ millions)	2024	2025	2026+	Total	Contracted Days(1) (2)	2024	2025	2026+
Drillships	$893.9	$785.5	$628.2	$2,307.6	Drillships	2,653	1,982	1,479
Semisubmersibles	178.8	45.3	—	224.1	Semisubmersibles	750	202	—
Floaters	$1,072.7	$830.8	$628.2	$2,531.7	Floaters	3,403	2,184	1,479

HD - Ultra-Harsh & Harsh	$311.1	$183.0	$152.7	$646.8	HD - Ultra-Harsh & Harsh	2,545	1,255	920
HD & SD - Modern	186.1	106.2	54.8	347.1	HD & SD - Modern	1,804	845	472
SD - Legacy	51.0	63.4	59.1	173.5	SD - Legacy	640	708	688
Jackups	$548.2	$352.6	$266.6	$1,167.4	Jackups	4,989	2,808	2,080

Other(3)	$100.1	$55.8	$66.4	$222.3	Other(3)	3,158	1,727	1,723

Total	$1,721.0	$1,239.2	$961.2	$3,921.4	Total	11,550	6,719	5,282

ARO Drilling(4)					Average Day Rates(1) (2)	2024	2025	2026+
Owned Rigs	$303.0	$362.0	$810.4	$1,475.4	Drillships	$337,000	$396,000	$425,000
Leased Rigs	300.3	174.9	187.5	662.7	Semisubmersibles	238,000	224,000	—
Total	$603.3	$536.9	$997.9	$2,138.1	Floaters	$315,000	$380,000	$425,000

					HD - Ultra-Harsh & Harsh	$122,000	$146,000	$166,000
					HD & SD - Modern	103,000	126,000	116,000
					SD - Legacy	80,000	90,000	86,000
					Jackups	$110,000	$125,000	$128,000

(1) Contract backlog, contracted days and average day rates as of February 15, 2024.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of February 15, 2024.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	U.S. GOM	Aug 22	Aug 25		Contract includes MPD services. Additional rate charged when MPD services provided
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Sep 23	Apr 25	$447,000
Contract includes MPD and additional services. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. One priced option with an estimated duration of 60 days

VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	Jun 22 Jun 24	Jun 24 Jun 26		Contract includes MPD services. Additional rate charged when MPD services provided
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies BP TotalEnergies TotalEnergies	Brazil Brazil Brazil Brazil	Jun 21 Apr 24 Jul 24 Oct 24	Mar 24 Jun 24 Oct 24 Jun 25	$410,000 $254,000 $400,000	Contract includes MPD services. Additional rate charged when MPD services provided

								Additional rate charged when MPD and additional services provided. Two 160-day priced options and one 120-day priced option, with increased operating day rates for each option period. Total contract value for option periods if exercised, excluding the provision of MPD and additional services, is approximately $210 million
VALARIS DS-12	DSME 12000	2013	TotalEnergies BP	West Africa Egypt	Jul 23 Jan 24	Nov 23 Nov 24		Total contract value of $136 million
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 23	Mar 24	$231,000
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jan 25		Contract includes MPD services. Three 6-month priced options
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil	Dec 23	Dec 26	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services
VALARIS DS-7	Samsung 96K	2013	Undisclosed	West Africa	Jun 24	Sep 26		Total contract value estimated to be $364 million. Estimated duration of 850 days. Rig being reactivated in Spain
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22 Dec 24	Sep 24 Nov 27	$450,000
Contract includes MPD and additional services. Expect approx. 90 days out of service for contract preparations across 3Q24 and 4Q24
Plus mobilization fee of approx. $41 million. Contract includes MPD and additional services

Stacked
VALARIS DS-14	DSME 12000	2023		Mobilizing				Rig mobilizing from South Korea to Las Palmas, Spain, where it will be stacked until contracted
VALARIS DS-13	DSME 12000	2023		Mobilizing				Rig mobilizing from South Korea to Las Palmas, Spain, where it will be stacked until contracted
VALARIS DS-11	DSME 12000	2013		Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Occidental Apache Eni	U.S. GOM U.S. GOM Mexico	Aug 23 Dec 23 Mar 24	Nov 23 Jan 24 Jun 24	$345,000	Plus $3 million mobilization fee
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Apr 22 Jan 24	Jan 24 Jun 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Undisclosed	Australia Australia	Jul 22 Jan 24 Jan 25	Jan 24 Jan 25 Nov 25		Operations recommenced in Jan 24 following a suspension period. Three priced options each with an estimated duration of 30 days Contract terminated as of January 30, 2024
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS Norway	KFELS N Class	2011	North Sea Natural Resources Eni	UK UK	Oct 23 Jan 24	Dec 23 Jan 25	$105,000	VALARIS Norway substitutes for VALARIS 72 until the rig completes its current contract
VALARIS Stavanger	KFELS N Class	2011	TotalEnergies	UK	Mar 24	Jan 25		Expect approx. 60 days out of service for contract preparations in 1Q24. Total contract value of approx. $48 million including minor rig modifications
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(4). Expect approx. 10 days out of service for planned maintenance in 2Q24
VALARIS 249	LT Super Gorilla	2001	Undisclosed Perenco Undisclosed	Trinidad Trinidad Trinidad	Jul 23 Aug 24 Oct 24 Dec 24	Jul 24 Oct 24 Dec 24 Oct 25	$125,000 $138,000 $163,000	Plus mobilization fee of $8.5 million and a daily rate of $64,000 while the rig was in transit from New Zealand to Trinidad
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Nov 24		Expect approx. 45 days out of service for planned maintenance in 4Q24
VALARIS 247	LT Super Gorilla	1998	Perenco Undisclosed Eni	UK Australia Australia	Mar 23 Jun 24 Sep 24	Jan 24 Sep 24 Nov 24	$180,000 $180,000	Expect approx. 70 days out of service for contract preparations across 1Q24 and 2Q24 Plus mobilization and demobilization fees that cover moving and operating costs while the rig is in transit
Stacked
VALARIS Viking	KFELS N Class	2010		UK
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS 123	KFELS Super A	2019	ONE-Dyas Ithaca Energy Shell TAQA TAQA	Netherlands UK UK Netherlands Netherlands	Mar 23 Apr 24 Jun 24 Nov 24 Jan 25	Nov 23 May 24 Nov 24 Dec 24 Apr 25	$143,000 $153,000
Expect approx. 60 days out of service for planned maintenance in 1Q24
Minimum total contract value of $6.3 million
Estimated total contract value of approx. $21 million
Options for up to 10 wells with an estimated total duration of 300 days. Operating day rate increases to approx. $163,000 in 2026

VALARIS 122	KFELS Super A	2013	Shell	UK	Sep 23	May 25		Total contract value of over $60 million based on initial estimated duration of 500 days. Expect approx. 20 days out of service for planned maintenance in 3Q24
VALARIS 121	KFELS Super A	2013	Petrofac Shell Shell	UK UK UK	Jul 23 Nov 23 Aug 24	Nov 23 Aug 24 Oct 25		Total contract value of over $25 million. Total contract value of approx. $55 million. Plus two priced options
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 23 Jul 25	Jul 25 Jul 28	$130,000 $166,000	Expect approx. 30 days out of service for planned maintenance in 1Q24
Stacked
VALARIS 102	KFELS MOD V-A	2002		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS 118	LT 240-C	2012	BP BP	Trinidad Trinidad	Jul 23 Apr 24	Apr 24 Apr 25		Total contract value of approx. $24 million Total contract value of approx. $51 million
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Jan 25
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(4). Expect approx. 10 days out of service for planned maintenance in 3Q24
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two 1-year priced options
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Mar 24	Feb 27		Leased to ARO Drilling(4)
VALARIS 107	KFELS MOD V-B	2006	Beach Energy Undisclosed ExxonMobil	New Zealand Australia Australia	Oct 23 Mar 24 Oct 24	Jan 24 Sep 24 Oct 25	$150,000 $153,000	Total contract value of approx. $26 million, including mobilization and demobilization fee Two 180-day priced options
VALARIS 106	KFELS MOD V-B	2005	BP BP BP	Indonesia Indonesia Indonesia	Jan 18 Jan 24 Jan 25	Jan 24 Jan 25 Mar 25	$85,000 $95,000	Two priced options each with an estimated duration of 90 days. Expect approx. 90 days out of service for planned maintenance in 4Q24
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 26		Leased to ARO Drilling(4)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 25		Leased to ARO Drilling(4). Expect approx. 30 days out of service for planned maintenance in 3Q24
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(4). Expect approx. 25 days out of service for planned maintenance in 2Q24
VALARIS 144	LT Super 116-E	2010	Cantium Talos	U.S. GOM U.S. GOM	Apr 23 Dec 23	Dec 23 Mar 24	$85,000 $87,000
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(4)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15 Jun 24	Nov 23 May 29		Expect approx. 150 days out of service for contract preparations across 1Q24 and 2Q24. Leased to ARO Drilling(4)
Stacked
VALARIS 145	LT Super 116-E	2010		U.S. GOM
VALARIS 75	LT Super 116-C	1999		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17 Mar 24	Feb 24 Feb 26	$95,000
VALARIS 72	Hitachi K1025N	1981	Eni Eni	UK UK	Jan 20 Feb 25	Jan 25 Sep 27
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible		BP	U.S. GOM	Jan 17	Mar 24
Mad Dog	Deepwater Spar Drilling Rig		BP	U.S. GOM	Jan 17	Mar 24
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 15, 2024

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26		Expect approx. 45 days out of service for planned maintenance in 2Q24
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 75 days out of service for planned maintenance across 1Q24 and 2Q24
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 15 days out of service for planned maintenance in 2Q24
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	May 24	May 32		Under construction. Delivery expected in 2Q24
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report February 15, 2024

Out of Service Days (1)
Rig	Asset Category	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
VALARIS DS-4	Drillship			10	80	90
VALARIS Stavanger	Jackup - Heavy Duty Ultra-Harsh Environment	60				60
VALARIS 250	Jackup - Heavy Duty Ultra-Harsh Environment (Leased to ARO Drilling)		10			10
VALARIS 248	Jackup - Heavy Duty Ultra-Harsh Environment				45	45
VALARIS 247	Jackup - Heavy Duty Ultra-Harsh Environment	30	40			70
VALARIS 123	Jackup - Heavy Duty Harsh Environment	60				60
VALARIS 122	Jackup - Heavy Duty Harsh Environment			20		20
VALARIS 120	Jackup - Heavy Duty Harsh Environment	30				30
VALARIS 116	Jackup - Heavy Duty Modern (Leased to ARO Drilling)			10		10
VALARIS 106	Jackup - Heavy Duty Modern				90	90
VALARIS 147	Jackup - Standard Duty Modern (Leased to ARO Drilling)			30		30
VALARIS 146	Jackup - Standard Duty Modern (Leased to ARO Drilling)		25			25
VALARIS 76	Jackup - Standard Duty Modern (Leased to ARO Drilling)	90	60			150

(1) Table shows out of service days for planned maintenance, e.g. special periodic surveys and contract preparation, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
February 15, 2024

Rig
2024
2025
2026
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
VALARIS DS-14
VALARIS DS-13
VALARIS DS-11
Semisubmersibles
VALARIS DPS-5
VALARIS DPS-1
VALARIS MS-1
VALARIS DPS-6
VALARIS DPS-3
Firm term or estimated duration of contracted wells
Unexercised priced options
Out of Service

Valaris Limited
Fleet Status Report
February 15, 2024

2024
2025
2026
Rig
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Ultra-Harsh
VALARIS Norway
VALARIS Stavanger
VALARIS 250
VALARIS 249
VALARIS 248
VALARIS 247
VALARIS Viking
Heavy Duty Harsh
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
VALARIS 102
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
February 15, 2024

2024
2025
2026
Rig
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Modern
VALARIS 118
VALARIS 117
VALARIS 116
VALARIS 115
VALARIS 110
VALARIS 108
VALARIS 107
VALARIS 106
VALARIS 111
VALARIS 109
VALARIS 104
Standard Duty Modern
VALARIS 148
VALARIS 147
VALARIS 146
VALARIS 144
VALARIS 143
VALARIS 141
VALARIS 140
VALARIS 76
VALARIS 145
VALARIS 75
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
February 15, 2024

11
1
2
1
4
12
3
5
2
1
1
1
1
1
4
1
2
Drillship
Semisubmersible
Jackup

Note: Includes ten jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia (current and future lease contracts).
Excludes nine jackup rigs owned by ARO Drilling (operating and under construction) and two rigs that Valaris manages on behalf of a customer.

Valaris Limited Fleet Status Report February 15, 2024

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts, including for VALARIS DS-13 and DS-14; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.

100 YEARS
VALARIS
FOCUSED
VALUE DRIVEN
RESPONSIBLE